Exhibit 10.1

                     AMENDMENT TO GEHL COMPANY SAVINGS PLAN

     The Gehl Savings Plan is amended in the following respects:

     1.   The last sentence of Section 3.02(a) is amended to read as follows:

          The maximum Deposits rate shall be twenty-five percent (25%) (eight percent (8%) for highly compensated highly employees as defined in
          Section 3.10); either or both such rates may be amended by the Administrator.

     2.   The last sentence of Section 3.02(b) is amended to read as follows:

          Deposits may be suspended entirely at any time.

     3. Article XII is amended by the addition of new Section 12.12 to read as follows:

          Section 12.12. Required Minimum Distribution Rules.
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               (a) General. The provisions of this section will apply for purposes of determining required minimum distributions for calendar years beginning with 2003 and will take precedence over any inconsistent provisions of the Plan. This Section shall not be interpreted to provide any additional options to the recipient with respect to the form or timing of payment beyond the other provisions of the Plan, except as necessary to comply with the minimum requirements. All Plan distributions will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9). Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the Plan provisions that relate to section 242(b)(2) of TEFRA.

               (b) Designated Beneficiary. The designated beneficiary for purposes of this Section is the individual who is the Beneficiary and is the designated beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

               (c) Distribution Calendar Year. A distribution calendar year is a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin herein. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

               (d) Life Expectancy. Life expectancy means the value computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

               (e) Participant's Account Balance. The Participant's account balance is the account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year
          (the "valuation calendar
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          year") increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

               (f) Required Beginning Date. The date described herein.

               (g) Time and Manner of Distribution. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                    (i) If the Participant's surviving spouse is the Participant's sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2), if later.

                    (ii) If the Participant's surviving spouse is not the
                         Participant's sole designated beneficiary, then distributions to each designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died or the Participant's entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                    (iii) If there is no designated beneficiary as of September
                         30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                    (iv) If the Participant's surviving spouse is the
                         Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, subparagraphs (ii) and (iii) will apply as if the surviving spouse were the Participant.

               Unless subparagraph (iv) applies, distributions are considered to begin on the Participant's required beginning date. If subparagraph
          (iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under subparagraph (i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under subparagraph (i)), the date distributions are considered to begin is the date distributions actually commence.
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               (h) Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with the rules regarding required minimum distributions during the Participant's lifetime and after the Participant's death, as applicable. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code
          Section 401(a)(9) and the Treasury regulations.

               (i) Required Minimum Distributions During Participant's Lifetime. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                    (i) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

                    (ii) if the Participant's sole designated beneficiary for
                         the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

               Required minimum distributions will be determined beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

               (j) Required Minimum Distributions After Participant's Death. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

                    (i) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.
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                    (ii) If the Participant's surviving spouse is the
                         Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                    (iii) If the Participant's surviving spouse is not the
                         Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

               If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. If the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in subparagraph (i). If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse, this subsection will apply as if the surviving spouse were the Participant.